Exhibit 99.2


                       AMENDMENT NO. 1 TO RIGHTS AGREEMENT


           Amendment No. 1 (this "Amendment"), entered into as of this 18th day of November, 1998, to the Rights Agreement, dated July 21, 1998 (the "Rights Agreement"), by and between Northern Trust Corporation, a Delaware corporation (the "Company"), and Norwest Bank Minnesota, N.A., a national banking association, as Rights Agent (the "Rights Agent"). Capitalized terms used and not defined in this Amendment have the meanings set forth in the Rights Agreement.

           WHEREAS, the parties desire to amend the Rights Agreement in accordance with Section 27 of the Rights Agreement; and

           WHEREAS, in consideration of the foregoing and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Company and the Rights Agent agree as follows.

           1. Paragraph (a) of Section 1 of the Rights Agreement is hereby amended in its entirety to read as follows:

                "Acquiring Person" shall mean (x) any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company; (ii) any Subsidiary of the Company;
           (iii) any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iv) any Person who becomes the Beneficial Owner of fifteen percent (15%) or more of the shares of Common Stock then outstanding (or, in the case of a Person described in subclauses (A) through (F) of the following clause (vi), 23% or more of the shares of Common Stock then outstanding) as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company AT SUCH TIME AS THIS AGREEMENT IS AMENDABLE PURSUANT TO THE TERMS OF
           SECTION 27 HEREOF, unless and until such Person, after becoming aware that such Person has become the Beneficial Owner of fifteen percent (15%) or more of the then outstanding shares of Common Stock (or, in the case of a Person described in subclauses (A) through (F) of the following clause (vi), 23% or more of the then outstanding shares of Common Stock), acquires beneficial ownership of additional shares of Common Stock constituting one percent (1%) or more of the shares of Common Stock then outstanding;
           (v) any such Person who has reported or is required to report such ownership (but less than 20%) on Schedule 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and in effect on the date of this Agreement (or any comparable or successor report) or on Schedule 13D under the Exchange Act (or any comparable or successor report) which Schedule 13D does not state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 of such schedule (other than the disposition of the Common Stock) and, within ten Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired shares of Common Stock in excess of 14.9% inadvertently or without knowledge of the terms of the Rights and who, together with all Affiliates and Associates, thereafter does not acquire additional shares of Common Stock while the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding; provided, however, that if the Person requested to so certify fails to do so within ten Business Days, then such Person shall become an Acquiring Person immediately after such ten-Business-Day period; or (vi) any of the Persons described in the following subclauses (A) through (F) (or any group comprised solely of such Persons) who or which would be an Acquiring Person but for this proviso if but only if all securities of the Company beneficially owned by all such Persons in the aggregate shall constitute less than 23% of the then outstanding shares of Common Stock: (A) Byron L. Smith (deceased), any descendant of Byron L. Smith (including descendants by adoption and their descendants), or any spouse, former spouse or surviving spouse of Byron L. Smith or any such descendants (collectively defined as the "Family Members"); (B) any trust which is in existence on the date of this Agreement and which has been established by one or more Family Members and any estate of a Family Member who died on or before the date of this Agreement (collectively defined as the "Family Entities"); (C) any estate of a Family Member who dies after the date of this Agreement, or any trust established after the date of this Agreement by one or more Family Members or Family Entities, provided that one or more Family Members, Family Entities or charitable organizations which qualify as exempt organizations under
           Section 501(c) of the Internal Revenue Code of 1986, as amended ("Charitable Organizations"), collectively, are the beneficiaries of at least 50% of the actuarially-determined beneficial interests in such estate or trust; (D) any Charitable Organization which is established by one or more Family Members or Family Entities (a "Family Charitable Organization"); (E) any corporation of which a majority of the voting power is held, directly or indirectly, by or for the benefit of one or more Family Members, Family Entities, estates or trusts described in clause (C) above, or Family Charitable Organizations; and (F) any partnership or other entity or arrangement of which a majority of the voting interest is held, directly or indirectly, by or for the benefit of one or more Family Members, Family Entities, estates or trusts described in clause (B) or (C) above or Family Charitable Organizations, or (y) any Offering Person and any Affiliate or Associate of such Offering Person, if such Offering Person or any Affiliate or Associate thereof has entered into any agreement or arrangement providing for an Acquisition Transaction (as defined in Section 1(q) hereof).

           2. Paragraph (q) of Section 1 of the Rights Agreement is hereby amended in its entirety to read as follows:

                "Offering Person" shall mean any Person (other than the Company or any of its Subsidiaries or any employee benefit plan of the Company or of any Subsidiary of the Company or any Person appointed as trustee by the Company or such Subsidiary pursuant to the terms of any such plan in such Person's capacity as trustee) who, AT OR AT ANY TIME WITHIN THE 730-DAY PERIOD prior to the first occurrence of either of the circumstances described in clauses (i) and (ii) of
           Section 23(c) hereof, (i) has commenced, or has publicly announced that it intends to commence OR IS CONSIDERING COMMENCING, a tender or exchange offer if upon consummation thereof such Person, together with all Affiliates and Associates of such Person, would be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding,
           (ii) has made by public announcement or by written communication that is or becomes the subject of a public announcement, OR HAS PUBLICLY ANNOUNCED THAT IT INTENDS TO MAKE OR IS CONSIDERING MAKING, a proposal to the Company or its stockholders for (x) a merger, consolidation or similar transaction involving the Company or any of its Subsidiaries, (y) a purchase or other acquisition of all or a substantial portion of the assets or deposits of the Company and its Subsidiaries, or (z) a purchase or other acquisition of securities representing 15% or more of the shares of Common Stock then outstanding (any transaction of the type described in clauses (x), (y) or (z) of this paragraph (ii), an "Acquisition Transaction"), or (iii) has filed an application or notice with the Board of Governors of the Federal Reserve System, or any other federal or state banking regulatory authority, which application or notice seeks approval to engage in any transaction constituting an Acquisition Transaction.

           3. Sections 1(i) and 1(w) of the Rights Agreement are hereby deleted in their entirety, and the remaining Sections 1(j) through 1(jj) of the Rights Agreement are hereby sequentially re-numbered as Sections 1(i) through 1(hh), respectively.

           4. The first sentence of paragraph (a) of Section 3 of the Rights Agreement is hereby amended in its entirety to read as follows:

                (a) Until the earlier of (i) the close of business on the twentieth day after the Stock Acquisition Date (or, if the twentieth day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record
           Date), or (ii) the close of business on the twentieth day (or such specified or unspecified later date as the Board shall determine (provided, however, that no deferral of a Distribution Date by the Board pursuant to this clause (ii) may be made at any time during the 180-day period immediately following the earliest of (x) the time that any Person becomes an Acquiring Person or (y) the first occurrence of either of the circumstances described in clauses (i) and (ii) of Section 23(c) hereof)) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraphs (b) and (c) of this Section 3) by the certificates for the Common Stock registered in the names of the holders thereof (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company).

           5. Paragraph (a) of Section 7 of the Rights Agreement is hereby amended in its entirety to read as follows:

      (a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate contained therein duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-hundredths of a share of Preferred Stock (or, following the occurrence of a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earlier of
 (i) 5:00 P.M., Chicago, Illinois time, on October 31, 2009 (such date, the "Final Expiration Date"), or (ii) the time at which all of the Rights are redeemed or exchanged as provided in Section 23 or Section 24 hereof, respectively (the earlier of (i) and (ii) being herein referred to as the "Expiration Date").

           6. Paragraph (ii) of Section 11(a) of the Rights Agreement is hereby amended in its entirety to read as follows:

                (ii) In the event any Person shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-hundredths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event (whether or not such Right was then issued or exercisable), and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the "Adjustment Shares").

           7. Paragraph (a) of Section 13 of the Rights Agreement is hereby amended in its entirety to read as follows:

                (a) In the event that, on or after the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person or Persons (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person or Persons (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company's most recent regularly prepared financial statements) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case (except as may be contemplated by Section 13(d) hereof), proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall, from and after the later of (A) the date of the first occurrence of any such Section 13 Event or (B) the date of the expiration of the period within which the Rights may be redeemed pursuant to Section 23 hereof (as the same may be amended), have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by
           (1) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-hundredths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any
           Section 13 Event.

           8. Paragraph (d) of Section 13 of the Rights Agreement is hereby deleted in its entirety.

           9. Paragraph (d) of Section 23 of the Rights Agreement is hereby deleted in its entirety.

           10. The first sentence of paragraph (a) of Section 24 of the Rights Agreement is hereby amended in its entirety to read as follows:

                (a) The Board may, at its option, at any time after the first occurrence of a Section 11(a)(ii) Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"); provided, however, that no such exchange of the Rights may be authorized by the Board at any time during the 180-day period immediately following the earliest of (x) the time that any Person becomes an Acquiring Person or (y) the first occurrence of either of the circumstances described in clauses (i) and
           (ii) of Section 23(c) hereof).

           11. The first sentence of paragraph (a) of Section 27 of the Rights Agreement is hereby amended in its entirety to read as follows:

                (a) Prior to the Distribution Date, and subject to the penultimate sentence of this Section 27(a) and the provisions of Section 27(b) hereof, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement (including, without limitation, any extension of the period in which the Rights may be redeemed, any increase in the Purchase Price and any extension of the Final Maturity Date) without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date, and subject to the penultimate sentence of this Section 27(a) and the provisions of Section 27(b) hereof, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed, or to modify the ability (or inability) of the Board to redeem the Rights, in either case at such time as the Rights are not then redeemable, or
           (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person).

           12. Paragraph (c) of Section 27 of the Rights Agreement is hereby deleted in its entirety, and paragraph (d) of Section 27 of the Rights Agreement is hereby renumbered as paragraph (c) thereof.

           13. Section 29 of the Rights Agreement is hereby amended in its entirety to read as follows:

                Section 29. Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and
           (y) not subject the Board or any of the directors on the Board to any liability to the holders of the Rights.

           14. The sixth paragraph of the Rights Certificate (attached as Exhibit B to the Rights Agreement)is hereby amended in its entirety to read as follows:

                Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right at any time prior to the earlier of (i) the close of business on the twentieth day following the Stock Acquisition Date, and (ii) the Final Expiration Date. The foregoing notwithstanding, the Rights generally may not be redeemed for one hundred eighty (180) days following a change in a majority of the Board as a result of a proxy contest or action taken by written consent of stockholders. In addition, under certain circumstances following the Stock Acquisition Date, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

           15. The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby, and all references to the Rights Agreement shall be deemed to include this Amendment.

           16. This Amendment shall be effective as of the date first written above, and except as set forth herein, the Rights Agreement shall remain in full force and effect and otherwise shall be unaffected hereby.

           17. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested as of the date first written above.



 Attest:                      NORTHERN TRUST CORPORATION


 /s/ Rose A. Ellis            /s/ Perry R. Pero
 __________________           ______________________________
 Name:  Rose A. Ellis         Name:  Perry R. Pero
 Title: Secretary             Title: Senior Executive Vice President


 Attest:                      NORWEST BANK MINNESOTA, N.A.


 /s/ Karri L. Van Dell        /s/ Nancy Rosengren
 ______________________       ________________________________
 Name:  Karri L. Van Dell     Name:  Nancy Rosengren
 Title: Assistant Vice        Title: Vice President
         President